EXHIBIT 10-12

                        LLC INTEREST REDEMPTION AGREEMENT

     This  Agreement  is  entered  into  this 30th day of  December  2002 by and between Developed Technology Resource, Inc., a Minnesota corporation (hereinafter ODTRO), Peter Joyce, a Wisconsin resident, and Savory Snacks LLC, a Wisconsin limited liability company (hereinafter the OCompanyO).

                                    RECITALS
                                    --------

A.   DTR and Mr. Joyce are the only members of the Company.

B. DTR has a 40% ownership interest and Mr. Joyce has a 60% ownership interest in the Company.

C. The Company is desirous of redeeming and DTR is desirous of selling the DTR Interest.

                                    AGREEMENT
                                    ---------

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                       REDEMPTION OF INTEREST, PRICE, ETC.

2.1 REDEMPTION OF INTEREST. At the Closing, the Company will redeem from DTR, and DTR will assign, transfer and convey to the Company, the DTR Interest, pursuant to the terms and conditions hereof by delivery of an Assignment in the form attached herein as Exhibit B, and such other documentation as the Company may reasonably require.

2.2 REDEMPTION PRICE. The Redemption Price shall be $1 (one dollar) which will be paid in cash on the date of this agreement.

                                   ARTICLE II
                         WARRANTIES AND REPRESENTATIONS

3.1 WARRANTIES AND REPRESENTATIONS OF DTR. DTR warrants and represents to the Company, and Mr. Joyce as follows:

     (a) ORGANIZATION, POWER AND AUTHORITY. DTR is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota, and has the full power and authority to enter into this Agreement and to carry out the transactions provided for herein. All action of the Board of Directors and shareholders of DTR required to permit DTR to comply with the provisions of this Agreement have been taken.

     (b) NO ENCUMBRANCES. The DTR Interest, when transferred by DTR to the Company under the terms of this Agreement, will be free of all liens, restrictions and encumbrances, except those imposed on DTR under the terms of the LLC Agreement, and except for restrictions on transfer imposed under applicable state and federal laws relating to the offer and sale of securities.

     (c) BINDING EFFECT. Upon execution and delivery of this Agreement by all parties hereto, this Agreement shall be binding upon DTR, enforceable against DTR in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights generally, and by general principals of equity.

     (d) NO CONFLICTS. The execution, delivery and performance of this Agreement by DTR will not (i) violate any order, judgment, decision or decree of any court, governmental agency or person authorized to resolve disputes having jurisdiction or proper authority over or respect to DTR or its properties, or the Articles of Incorporation or By-Laws of DTR; (ii) result in a material breach of or constitute (with due notice or lapse of time) a material default under any agreement to which DTR is a party or by which DTR is bound; or (iii) violate any provision of any law applicable to DTR; in all cases where such violation, breach or default is likely to have a material adverse effect on the DTR Interest or the consummation of the transactions provided for herein.

3.2 REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company warrant and represent that the execution, delivery and performance of this Agreement by the Company will not violate any order, judgment, decision or decree of any court, governmental agency or person authorized to resolve disputes having jurisdiction or proper authority over or respect to the Company, or their respective properties; the Certificate of Formation, the LLC Agreement or any other governing document of the Company.

                                   ARTICLE IV
                        CLOSING AND CLOSING TRANSACTIONS

4.1 CLOSING. The event at which the DTR Interest is assigned and transferred to the

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Company,  and the Redemption Price is paid by the Company to DTR, is referred to herein as the OClosing,O and the time said Closing occurs is referred to herein as the OTime of Closing.O The Closing shall take place at the Company on Russell Avenue, Madison, Wisconsin, at 10:00 a.m. Central Standard Time, on December 30, 2002, or at such other place and time as DTR and the Company may mutually agree.

4.2 DELIVERIES BY DTR. DTR shall deliver, or cause to be delivered, to the Company at or prior to the Closing, the following:

     (i) An Assignment, duly executed by DTR, in the form attached hereto as Exhibit A; and

     (ii) Such other documents or instruments as may be reasonably necessary to carry out the transactions contemplated hereby.

4.3 DELIVERIES BY THE COMPANY. The Company shall deliver, or cause to be delivered, to DTR, at or prior to the Closing, the following:

     (i)  $1 in cash;
     (ii) such other documents or instruments as may be reasonably necessary to carry out the transactions contemplated hereby.

                                    ARTICLE V
                         OTHER AGREEMENTS OF THE PARTIES

5.1 RELIEF FROM LLC AGREEMENT. Upon the transfer of the DTR Interest to the Company, DTR shall no longer be a member of the Company and will no longer be a party to, or be bound under the terms of, the LLC Agreement.

                                   ARTICLE VI
               SURVIVAL, INDEMNIFICATION, INJUNCTIVE RELIEF, ETC.

6.1 SURVIVAL. All representations, warranties, covenants and agreements contained in this Agreement, and all representations and warranties contained in any document delivered pursuant hereto, shall be deemed to be material and to have been relied upon by the parties hereto (unless otherwise stated in such document), and shall survive the Closing until all cash payments have been paid.

6.2 INDEMNIFICATION BY THE COMPANY. The Company shall indemnify, defend and hold harmless DTR from and against any and all loss, damage (except incidental and consequential damages), expense (including court costs, reasonable attorneys' fees, interest expenses and amounts paid in compromise or settlement), suits, actions, claims, penalties, liabilities or obligations (collectively, OLossesO) related to, caused by, arising from or on account of any misrepresentation, or breach of any representation, warranty, covenant or agreement of the Company, made or contained in this Agreement.

6.3 INDEMNIFICATION BY DTR. DTR shall indemnify, defend and hold harmless the Company from and against any and all Losses related to, caused by, arising from or on account of any misrepresentation, or breach of any misrepresentation warranty, covenant or agreement of DTR, made or contained in this Agreement.

6.4 INDEMNIFICATION - GENERAL. Promptly after discovery by an indemnified party under Section 6.2 or 6.3 of any facts or circumstances which form the basis for a claim of indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 6.2 or 6.3, notify in writing the indemnifying party of such facts or circumstances. The omission of the indemnified party to promptly notify the indemnifying party will not relieve the indemnifying party from any liability or obligation under
Section 6.2 or 6.3 as to the particular item for which indemnification is then being sought, unless such omission materially impairs the indemnifying party's ability to adequately remedy such facts or circumstances, or to defend any third party action based in whole or part thereon. In case any third party action is brought against any indemnified party and it seeks indemnification hereunder, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof with counsel who shall be to the reasonable satisfaction of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under Section 6.2 or 6.3 for any legal or other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement with a third party of any claim or action effected without the consent of such indemnifying party. An indemnified party shall have the right to employ its own counsel in any matter with respect to which indemnity may be sought by the indemnified party against an indemnifying party in which event the fees and expenses of separate counsel shall be borne by the indemnified party.

                                   ARTICLE VII
                             VENUE AND JURISDICTION

7.1 With respect to any action brought by or against any party with respect to this

Agreement, or any controversy arising out of this Agreement, each party hereto submits and consents to the jurisdiction of the Wisconsin District Court.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

8.1 AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.2 NOTICES. To be effective, all notices or other communications required or permitted hereunder shall be in writing. A written notice or other communication shall be deemed to have been given hereunder (i) if delivered by hand, when the notifying party delivers telecopier or overnight delivery service, on the first business day following the date such notice or other communication is transmitted by telecopier or timely delivered to the overnight courier, or (iii) if delivered by mail, on the fourth business day following the date such notice or other communication is deposited in the U.S. mail by certified or registered mail addressed to the other party, whichever occurs earlier. Mailed or telecopied communications shall be directed as follows unless written notice of a change of address or telecopier number has been given in writing in accordance with this paragraph:

To the Company      Savory Snacks, LLC
                    320 Russell Street
                    Madison, WI  53704-5313
                    Facsimile No.: (608) 245-0668


To DTR:             John Hupp
                    Developed Technology Resource, Inc.
                    5223 Edina Industrial Boulevard
                    Edina, MN 55439
                    Facsimile No.:  (952) 831-0652

Copy to:            Roger H. Frommelt
                    Felhaber, Larson, Fenlon & Vogt, P.A.
                    225 South Sixth Street, Suite 4200
                    Minneapolis, MN 55402
                    Facsimile No.: (612) 338-0535

8.3 PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns. Any assignment of this Agreement or the rights hereunder by a party hereto without the prior written consent of the other parties shall be void.

8.4 ENTIRE TRANSACTION. This Agreement and the other documents referred to herein shall contain the entire understanding among the parties with respect to the transactions contemplated hereby and shall supersede all other agreements and understandings among the parties.

8.5 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Wisconsin.

8.6 COOPERATION. Subsequent to the Closing, the parties hereto will execute such documents and take such actions as are reasonably requested by any other party to carry out the intent of this Agreement.

8.7 HEADINGS. The Article, Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.8 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute on and the same Agreement.

The parties hereof have executed this Agreement as of the date set forth above.


Developed Technology Resource, Inc.         Savory Snacks LLC.

/s/ LeAnn Hitchcock                         /s/ Peter Joyce
---------------------------------           ------------------------------------
By:  LeAnn Hitchcock                        By:  Peter Joyce
Its CEO, President & CFO                    Its President


                                            /s/ Peter Joyce
                                            ------------------------------------
                                            Peter Joyce

                                   ASSIGNMENT

     For valuable consideration, receipt of which is hereby acknowledged, Developed Technology Resource, Inc., a Minnesota corporation (herein "Seller"), hereby assigns and transfers all of its right, title and interest in Savory Snacks, LLC, a Wisconsin limited liability company (herein "Savory Snacks"), including Seller's right as a member thereof, to Savory Snacks.

     This assignment is made by Seller without warranty or representation of any kind, express or implied.

     From and after the date hereof, Seller shall duly perform such further acts and duly execute, acknowledge and deliver all such further assignments, transfers, conveyances and assurances as may be reasonably required to effectively convey to Savory Snacks, Seller's interest in Savory Snacks.


                                        Developed Technology Resource, Inc.


                                        By /s/ LeAnn Hitchcock
                                           -------------------------------------